Exhibit 99.2

INVESTOR P R E SE N T A T I O N A Pure Play Bluetech Robotics Company DEC 2021

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Nauticus and SPAC caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made. Nauticus and SPAC undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. 2

C O P Y R I G H T , D I S C L A I M E R , A N D C O N F I D E N T I A L I T Y Industry, Market Data and Partnerships: In this presentation, Nauticus and SPAC rely on and refers to certain information and statistics regarding the markets and industries in which Nauticus competes. Such information and statistics are based on management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings. While Nauticus and SPAC believe such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Nauticus and SPAC have not independently verified the accuracy or completeness of the information provided by the third - party sources. This Presentation contains descriptions of certain key business partnerships with Nauticus. These descriptions are based on the Nauticus management team’s discussion with such counterparties, certain non - binding written agreements and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation. Private Placement: The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. This presentation relates to securities that Nauticus would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense. Confidentiality: The distribution and use by each recipient of the information contained in this Presentation and any other information provided to the recipient by or on behalf of Nauticus is governed by the Confidentiality Agreement ("Confidentiality Agreement"), a copy of which has been executed and delivered by each recipient and which strictly limits the circulation and copying of the information contained in this Presentation. If you have not executed and delivered such a Confidentiality Agreement, you have received this Presentation in error. If so, please notify Nauticus immediately, and return this Presentation to us. Except as provided in such Confidentiality Agreement, this Presentation may not be distributed, reproduced or used without the express consent of Nauticus or for any other purpose than the preliminary evaluation of a potential transaction by the person to whom this Presentation has been delivered. Use of Projections: This presentation contains projected financial information with respect to Nauticus. Such projected financial information contains forward - looking information and is for illustration purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in the presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. 3

C O P Y R I G H T , D I S C L A I M E R , A N D C O N F I D E N T I A L I T Y Financial Information; Non - GAAP Financial Terms: The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus/consent solicitation statement or registration statement or other report or document to be filed by CleanTech with the SEC. Furthermore, some of the projected financial information and data contained in this presentation, such as adjusted EBITDA (and related measures), has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Nauticus and CleanTech believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Nauticus’ financial condition and results of operations. Nauticus’ management uses these non - GAAP measures for trends analyses and for budgeting and planning purposes. Nauticus and CleanTech believe that use of these non - GAAP measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Nauticus’ financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management of Nauticus does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. 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A reconciliation of non - GAAP financial measures in the presentation to the most directly comparable GAAP financial measures is not included because, without unreasonable effort, Nauticus is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these non - GAAP financial measures. Trademarks: This presentation contains trademarks, trade names and copyrights of Nauticus, CleanTech and other companies, which are the property of their respective owners. Additional Information and Where to Find it: This document relates to a proposed transaction between CleanTech and Nauticus. CleanTech intends to file a registration statement on Form S - 4 that will include a proxy statement and prospectus of CleanTech, and a consent solicitation statement of Nauticus. The proxy statement/prospectus/consent solicitation statement will be sent to all CleanTech and Nauticus’ stockholders. CleanTech also will file other documetns regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CleanTech and Nauticus are urged to read the registration, the proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC by Nauticus through the website maintained by the SEC at www.sec.gov . In addition, the documents filed by CleanTech may be obtained free of charge from CleanTech’s website at www.cleantechac.com or by written request to CleanTech at 207 West 25th Street, 9th Floor, New York, NY 10001. Participants in Solicitation: CleanTech and Nauticus and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CleanTech’s stockholders in connection with the proposed transaction. Information about CleanTech’s directors and executive officers and their ownership of CleanTech’s securities is set forth in CleanTech’s filings with the SEC, including CleanTech’s Registration Statement on Form S - 1, which was filed with the SEC on July 16, 2021. To the extent that holdings of CleanTech’s securities have changed since the amounts printed on CleanTech’s Registration Statement on Form S - 1, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus/consent solicitation statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. 4

Just in the Gulf of Mexico and the North Sea, there is enough energy infrastructure to circle the earth, two and half times. There is an increasing pace of offshore renewable energy installations with billions more planned. Fighting climate change will require large amounts of time spent at sea and working subsurface. Worldwide ocean security needs are accelerating supporting defense missions and port management applications. Much of this will be explored, installed, maintained, operated, serviced, repaired, and decommissioned with underwater robots.

However, heavy asset topside infrastructure including $100,000 per day support vessels and scores of people onsite required to operate these legacy machines are no longer viable. Too costly and constraining, these items must be removed and with them the long tether that bring these current systems to life with power and data. We can no longer afford the cost of this style of operation, the environmental impact, or the safety risk to the personnel. We must change the way we perform these ocean services.

WE WILL.



A generic, illustrative example

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CURRENT OFFERING HAS DRAWBACKS
Vessels in UK will pay a **50% fuel tax** by 2030 and 100% by 2035
Emits up to 70MT CO_2 / day
Maintenance-heavy umbilicals
Antiquated machines with little to no advanced technology
Risks the safety of scores of people offshore
Up to $100K/day
Vessel could be the size of a football field
Leaky hydraulics are a recordable incident at even small level of spills and leaks
Representative incumbent technology and industry
A generic, illustrative example
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7 WE CAN AND MUST DO BETTER FOR EMERGING INDUSTRIES A g e n e r i c , ill u s t r a t i ve e x a m p l e

Disrupt the ocean industry with tetherless, autonomous robots from surface to seabed at a cost reduction of over 50% and almost a total reduction of the GHG emissions .

TRANSACTION SUMMARY

Offering Size

- SPAC has $174mm of cash in trust and is focused on technologies that are enabling Energy Transition
- PIPE size of $73mm [1]

Business Overview

- Innovative **robotics-as-a-service** company using autonomous electric subsea vehicles used for **inspection, data collection** and **intervention activities offshore**
- Industry leader in the transformation to an **economically efficient** and **environmentally sustainable model**
- **Robust growth** profile with 2021-2024E Revenue CAGR of **190%** and long-term EBITDA margins of **~60%**

Capital Structure

- Existing Nauticus shareholders are rolling in 100% of their equity and are anchoring the PIPE with significant additional investment
- PIPE proceeds will more than fully fund the business until 2026
- Additional proceeds from SPAC trust will be used to accelerate organic and inorganic growth
- $222mm [1] cash on balance sheet at closing

Valuation

Pre-money Equity Value of **$300mm** (excluding $75mm earnout)
Pro Forma Equity Value of **$561mm** [1] (assuming no redemptions) and
Pro Forma Enterprise Value **of $377mm**

Implies attractive entry multiples of
12.2x EV/2023E EBITDA and 4.0x EV/2023E Revenue
3.4x EV/2024E EBITDA and 1.9x EV/2024E Revenue

Notes: 1. PIPE includes $35.3mm common shares and $37.5mm convertible notes.

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CLEANTECH ACQUISITION CORPORATION 10 ELI SPIRO Chief Executive Officer 23+ years of experience in capital markets. Chief Executive Officer of Axxcess Capital Partners where he has closed over $1.5Bn of transactions since inception. Involved in numerous transactions in the clean energy space, including in his role as President of Axxcess Energy Group. Prior experience includes Vice President in the Financial Institutions Group at Goldman Sachs, and Managing Director & National Sales Manager at GE Commercial Finance. B.As York University: LLB / MBA Schulich School of Business in Toronto RICHARD FITZGERALD Chief Financial Officer 35+ years of experience in progressive finance & capital markets. Operations leadership experience in both public and private companies, predominately within the life sciences industry. Prior experience includes Chief Financial Officer at Immunome Inc., Sesen Bio, and PAVmed Inc., as well as, senior financial positions at TechPrecision on Inc., Nucleonics Inc. (sold to Alnylam Pharmaceuticals Inc.). and Exelon Corporation. B.S. Bucknell University. LOUIS BUFFALINO Chief Operating Officer Member of Board of Directors 30+ years of experience in real estate services, project and development services, facility services and capital markets. Independent Board Member for Blink Charging Company (NASDAQ: BLNK). Senior Vice President at Cushman & Wakefield's (NYSE: CWK) in New York. Prior experience includes Senior Vice President at JLL and First Vice President at CBRE. B.A. Providence College. ANKUR DHANUKA Chief Technology Officer 10 years of experience in the Energy sector, specifically nuclear, solar. wind and biomass energy. Clean energy technology and policy expert at Harvard University’s Belfer Center. Leading feasibility assessment of electric vehicles, renewables, storage and carbon - capture to achieve 5GT+ CO2e emissions reduction. Prior experience as Manager for Indian Oil Corporation Limited. B.E. Birla Institute of Technology

NICOLAUS RADFORD Founder, Chairman, President & CEO 20+ year robotics veteran and former robotics leader at NASA and Oceaneering Led the team to put the first humanoid robot, Robonaut, on the International Space Station Led other pioneering and flagship efforts at NASA in spaceflight and defense robotics Recipient of NASA’s Outstanding Leadership Medal, one of NASA’s most prestigious honors DR. REG BERKA Co - founder & COO 45+ year engineering and management career covering both public and private sectors 20 years at NASA in both technical and management spanning Space Shuttle and Space Station Founder and President of SaaS company from startup to global cloud - based market leader Deployed in over 50 countries worldwide 30 years in management in organizations from private to public Fortune 500 Adjunct professor in Mechanical Engineering and Engineering Management NAUTICUS EXECUTIVE TEAM Proven management team in commercializing technology, global management, and ocean related services and technology development TO D D N E W E L L SVP of Business Development 30+ years of industrial automation and robotics experience Former technology executive at Oceaneering commercializing technologies for the Blue Economy Led a worldwide organization located in 8 countries Pioneer in the manufacturing automation renaissance in early ‘90s Led technology to commercial products across multiple industries: automotive aerospace & defense electronics, medical devices, and offshore robotics SEAN HALPIN SVP of Products & Services 20+ year career in Tech Startups, Energy, and Government Formed and led subsea services for 3 startups, initially growing each to $50mm/year Managed $~3bn dollar Energy projects as a founder of INTEC Engineering’s Geoscience group Former Senior Management responsible for all commercial verticals in Liquid Robotics Former founding member of AUVSI maritime advocacy committee 11

A HIGH GROWTH, BLUE - TECH ROBOTICS AS A SERVICE COMPANY RaaS business model using proprietary cloud software platform - the latest advancements in AI/ML, perception, and autonomous control for robots deployed in the ocean domain. Investors Partners Awards and Features MTR100 Companies to Watch 1 2 HBJ Companies to Watch

POSITIONED TO BE THE LEADER IN MARITIME AUTONOMY AND ROBOTICS FOR THE ENERGY TRANSITION.

Market Opportunity

The emerging $30bn bluetech robotics, services, and data markets are fragmented and ripe for disruption.

Disruptive Technology

Applying spaceflight robotics technologies to the maritime and subsea domains.

World-class Team

Developed by ex-NASA engineers & roboticists coupled with industry experts from ocean and energy sectors.

Energy Transition

The $2.5Tn blue economy is currently going through a blue robotics transformation.

Autonomy

First subsea product to deploy robust machine intelligence and autonomous behaviors for dexterous manipulation.

Platforms

Tetherless electric robots displacing hydraulic ones that are operated from large vessels with significant GHG emissions.


hydronaut

Nauticus provides 21st century ocean robotic technologies to **combat climate change and the global impact on the world's marine environment**. Our purpose-built, interconnected product ecosystem of both surface and subsea robots is wrapped in our autonomous software platform that **affords our robots real machine intelligence**, not just automation.

This approach is leading the industry's transformation to an **economically efficient** and **environmentally sustainable model**. We built our technology and product portfolio with a clear vision: there might be seven seas, but there's only one planet and **we're all in this together.**

Source: Management estimates, Nauticus Business Plan, UNC CIE, CB Insights, Various marketing reports, OECD

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DERIVED FROM 15-YEARS OF SPACEFLIGHT ROBOTICS AT NASA

nauticus robotics
Founded in 2014


Robonaut 1
Human-like Hand
Robonaut 1
Mobile Manipulation
Robonaut 2 - Centaur
Autonomous
Mobile Manipulation
Valkyrie
Bipedal Humanoid
2000
2001
2004
2008
2010
2011
2013
Robonaut 1
Dual Arm Teleoperation
Robonaut 2
Improved Strength and Speed
X1 Exoskeleton
Spaceflight
Countermeasures

Nauticus' principals leverage experience in a ~$100mm spaceflight robotics portfolio toward ocean robotics

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KEY INVESTMENT HIGHLIGHTS

Preeminent, bluetech robotics company leading the industry in sustainability

Market Opportunity

The blue economy is currently going through a robotic transformation

- **$2.5 trillion/year** ocean economy (5% of the global GDP)
- Estimated value of key ocean assets is **several trillion dollars**

The emerging **$30bn** ocean robotics, bluetech, and ocean data and services markets are ripe for technological disruption

Energy Transition Value Proposition

Scalable, highly profitable robotics-as-a-service business model

Reduces the carbon footprint and displaces vessels used in energy, telecom, aquaculture, mining and other industries – the equivalence of 5mm cars per year

Eliminates hydraulic fluids spilled in the ocean; fully electric platforms

Makes services safer by reducing human presence in unsafe offshore conditions

Disruptive Technology

Developed by ex-NASA engineers with over a hundred million dollars of combined R&D investment over decades

Technology validated via both investments and contracts underwritten by large market players

Financial Highlights

Visible revenue pipeline creates **predictable growth** with strong unit economics

Near cash flow neutral business, at an inflection point of significant growth

Valuation at a significant discount to recent public technology and robotics transactions

World-class team of subject-matter experts highly motivated to replace the marine service industry with cloud-connected robots for intervention and data collection services

Strategic Board of Advisors include renowned leaders from academia, industry and defense

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16 “The global Blue Economy will grow faster than the general economy, almost doubling by 2030…” “…business - as - usual growth of economic activities in the ocean is not an option for the future” - O .E . C .D . So u r c e : O E C D .

Good and services from coastal and marine environments amount to about **$2.5 trillion** each year.

More than **90%** of international commerce is transported by sea.


7th THE OCEAN
US$2.5tn

The annual gross marine product, the equivalent of a country's GDP, would make the ocean the **world's 7th largest economy**

Marine economy in 2018 grew faster than U.S. overall

American [marine] economy worth nearly **$373 billion**

Aquaculture is growing at the rate of **6.6%** annually

The average **growth of marine biotechnologies** (for the pharmaceuticals, etc.) industries is about **10%** a year.

Source: WWF Summary 2015. NOAA. BNP Paribas Asset Management



The Blue Economy

The Blue Economy refers to sustainable use of ocean resources in order to fuel economic growth, improve livelihoods, support coastal communities, mitigate climate risks and safeguard the health of the ocean ecosystems.

Blue Robotics is the evolving and growing robotic products and services that support these markets in a sustainable way.

The World Wide Fund for Nature estimates that **two-thirds of the ocean's** value relies on healthy conditions and that this value is deteriorating rapidly because of climate change and the way industries are exploiting the ocean's products. This undermines the ocean's role as a climate regulator and carbon sink, which are key to supporting future economic growth and the well-being of billions of people.

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THE BLUE ACCELERATION REQUIRES A ROBOTICS REVOLUTION Renewable energy production, aquaculture, telecommunications, data collection services, minerals supply, port management, GHG reduction, and offshore safety are key drivers of opportunity 18 The Blue Acceleration: Global trends in (A) marine aquaculture production; (B) deep offshore hydrocarbon production, including gas, crude oil, and natural gas liquids below 125 m; (C) total area of seabed under mining contract in areas beyond national jurisdiction; (D) cumulative contracted seawater desalination capacity; (E) accumulated number of marine genetic sequences associated with a patent with international protection; (F) accumulated number of casts added to the World Ocean Database; (G) container port traffic measured in Twenty - Foot Equivalent Units (TEU); (H) total length of submarine fiber optic cables; (I) number of cruise passengers; (J) cumulative offshore wind energy capacity installed; (K) total marine area protected; (L) total area of claimed extended continental shelf. E u r op ea n tar g et s o f re n e w a b l e oc ea n e n er g y p r o du c t i on o f 600G W b y 205 0 r eq u i r e exponential growth G l o b a l O ff sh o r e W i n d w il l g r o w 22 % a yea r fr o m 23G W t o 94G W by 2026 F ata li t y rat e o f 15 . 9 p e r 100 , 00 0 workers . Five times worse than any other job in the US 1 2m m peo pl e depl o y e d o ff s h o r e in each year in oil & gas alone. 80b n t o n s o f f i s h ar e c a ugh t ea c h year - 3x the mass of every person in the United States. At present rates, the edible fish s t oc k s w il l b e depl et e d i n 4 0 y e a r s Th e s ea b e d b e n eat h i n ter n at i o n a l w ater s co n ta i n m o r e va l u a b l e m i n era l s t h a n a l l t h e c o n ti n e n ts combined D e m a n d f o r rar e eart h m ater i a l s i s p r o j e c te d t o rea c h 315 , 00 0 t o n s i n 2030, driven by increasing uptake in green technologies. Source: OECD. One Earth. Fortune Business Insights. Minerals 2017, 7, 203.The Atlantic 1 CDC stats on Marine Terminal and Port Operations

DISRUPTABLE TARGET MARKET

Renewables | Defense | Oil & Gas | Port Security & Management

Offshore Data Centers & Telecomm | Subsea Mining | Oceanographic & Science Missions | Aquaculture


Total Addressable Market
$30B
Serviceable Obtainable Market
$6B

ENERGY

Today, manned service vessels are used to service the offshore energy sectors. Mega-trend toward surface & subsea robotics to be supervised and operated from shore.

PORT MANAGEMENT

Growing need for persistent robotic presence in ports and harbors to monitor ship traffic and costal impacts.

AQUACULTURE

Current operations for sea-based aquaculture farms are highly dependent on manual labor and divers. Autonomous robotics systems and remotely controlled operations are growing in need for the rapid increase in global fish farming.

OCEAN DEFENSE

Multi-role UUVs that can travel large distances and gather information, have high maneuverability, and an ability to intervene. Desire to increase standoff distance of the warfighter.

Source: Nauticus Business Plan. Management Estimates. Various Marketing Reports.

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20 Revolutionary technology 20 years in the making

A SUPERVISED AUTONOMY SOFTWARE ECOSYSTEM
Olympic Arm &
Intelligent ROVs
nauticus
software suite
Aquanaut fleet
Hydronaut ASV Fleet
X-naut fleet
An all-encompassing software suite for subsea sensing & manipulation, supervised autonomous behaviors, survey, search & recovery, and manual interventions.
This software unifies all Nauticus' products into a single control architecture and communications middleware, enabling multi-agent interaction and mission planning.
Illustrative examples
3rd party
partners
nauticus
robotics
21

AQUANAUT PLATFORM OVERVIEW

Aquanaut has an ROV and AUV mode built into **one electric platform** using the latest in autonomous manipulation and inspection technologies.

INSPECTION MODE

Intelligent mission planning


AQUANAUT
nauticus

Electric subsea vehicle with **100kWhr** Li-ion battery and **200km range and long work endurance**

Advanced perception head with **structured light**, **stereo cameras**, and multiple **3D sonars** imagers

INTERVENTION MODE

Supervised autonomous manipulation

Two deployable **electric work-class manipulators**


AQUANAUT
nauticus

Force sensing for **strong** yet **delicate operations**

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CURRENT AND TARGET CUSTOMERS

High demand for fully electric and autonomous systems to help reduce emissions and control costs for ocean market activities

MARKET SEGMENTS

- Sustainable Energy
- Port Security & Management
- Subsea Data Centers
- Autonomous Shipping & GREEN Shipping
- GREEN Services
- Subsea Mining
- Aquaculture
- Offshore Cables
- Smart ROVS

KEY AND TARGET PARTNERS AND TARGET CLIENT BASE

COMMERCIAL

Existing and newly constructed energy fields will utilize robotics to transit long distances and perform inspection and manipulation tasks in several related vertical industries.

GOVERNMENT

Subsea robots and drones are increasing rapidly in use and especially ones that serve multi-mission roles.

Ports have identified a need for persistent robotic presence to monitor the continuous ship traffic and climate impacts.

- ✓ Nauticus & International Port finalizing Aquanaut for port security and general operations
- ✓ Clean vessel company issued purchase orders for Hydronauts & Aquanauts & operational services contract
- ✓ Several supermajors placing orders for a FEED studies; conducting subsea corrosion mapping without large vessels using Aquanaut and Hydronaut
- ✓ Major wind operators signal demand to execute near to shore inspections offshore wind without vessels
- ✓ Partnering with large energy technology company to win resident Aquanaut for large operator; conduct field inspections without service vessels
- ✓ Negotiating agreement with large windfarm engineering firm to use Hydronaut & Aquanaut for the emerging deepwater wind & subsea data center markets
- ✓ Large services company ordering study: How Hydronaut & Aquanaut can assist in subsea construction
- ✓ International Supermajor proposing the Hydronaut/Aquanaut solution through regional partners
- ✓ Significant defense industry partnership around Aquanaut and related technologies
- ✓ Nauticus Software Suite license agreements being negotiated and finalized for mulit-year subscriptions

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Source: Nauticus Business Plan. Management Estimates. Some partnerships are in process of being finalized into agreements and includes some speculative clients.

LE A D I NG M A R I NE ROBOT I C S A U T ONO M Y Aquanaut without umbilical large vessel can be eliminated Aquanaut with manipulation can execute 80% more work Aquanaut with more power can travel 3X farther Aquanaut & Hydronaut can execute multiday campaigns 24

IMMEDIATE OPPORTUNITY OFFSHORE WIND




92 | 70
2 | 12
30 | 92
Wind Farms
Active
Under Development

2020 Offshore Europe : 25GW from **5,310 Turbines**
2030 Offshore US Targets : 30 GW from **7500 Turbines**


United Kingdom
2 294
Germany
1 501
Denmark
559
Netherlands
537
Belgium
339
Sweden
80

Inspection Demands	50 Aquanauts
Long-term Growth Needs	50 Aquanauts

Source: Nauticus Business Plan. Management Estimates. 4hrs per turbine & associated cables. As assets age, inspection demands increase due to corrosion effects. Engineering estimates.

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IMMEDIATE OPPORTUNITY
OIL & GAS

Worldwide Offshore O&G Asset Base


| 15,986 | 272
ROW
1,114 | 34,521 | 382
673 | 9,118 | 843
998 | 6,034 | 890
1,078 | 10,660 | 2,260
248 | 4,103 | 30
# of Trees
Km of Flowline
Km of Riser

Offshore O&G Immediate need:	50 Aquanauts
Longer term needs:	50 Aquanauts

Source: Nauticus Business Plan. Management Estimates. 2.5hrs/tree, 1.5kph/flowline, 4hrs/riser. Higher estimates ar inclusive of other O&G market subsets

nauticus robotics | 26

SECURITY AND DEFENSE

Top 20 of the major ports worldwide


3
1
2
2
12

Worldwide Port Applications: 50 Aquanauts

Worldwide Defense: 100 Aquanauts or similar subsea platform technologies

Source: Nauticus Business Plan. Management Estimates. 800 Major ports worldwide. Worldwide US & Foreign Military Sales Estimates.

27

Data Centers Autonomous Shipping Aquaculture Telecommunications Subsea Mining Biotechnology EM E R G I NG A ND G R O WT H M A R K E T S 28

HYDRONAUT FLEET AND TECHNOLOGY EXTENSIBILITY IN EMERGING MARKETS

Hydronaut will extend to larger fleet classes such as Hydronaut Cargo and Technology Packages for Autonomous Shipping Partnerships


Autonomous shipping progression
2018
2020
2025
20...
Remote support, operation of certain functions
Remote and autonomous local vessels
Remote and autonomous short sea vessels
Remote and autonomous ocean going vessels

Source: Rolls-Royce



- Technology packages from Hydronaut like fusion algorithms, perception, GPS, and cameras. Helps predicts behaviors of other vessels in the vicinity.
- Autonomous navigation, remote monitoring, and cloud-based fleet management.
- Mitigate human error in congested waters


hydronaut cargo

Hydronaut Cargo class

Market Outlook

The global autonomous ships market size is estimated to be USD 5.8 billion in 2020 and is projected to reach USD 14.2 billion by 2030, at a CAGR of 9.3% from 2020 to 2030. Some of the major factors driving this market include the increasing investments in autonomous projects, development of next-generation of autonomous vessels, increasing demand for situational awareness vessels.

Source: Nauticus Business Plan. Management Estimates. Markets and Markets.

nauticus robotics | 29

COMPETITIVE LANDSCAPE

Representative taxonomy of ocean robotics landscape. Aquanaut can operate as both an AUV and untethered ROV from an autonomous surface vessel

WORKCLASS ROV



Tethered Manipulation



SURVEY AUV



Non-hovering Survey



HYBRID DRONE



Hovering Inspection



ASV WITH ROV



Tethered ASV Solutions



ASV WITH AQUANAUT



Untethered Manipulation



Source: Management Estimates.

nauticus robotics | 30

31 ROBOT I C S A S - A - S E R V I C E M O DE L KEY FINANCIAL METRICS $25 - 40k / d a y REVENUE 200 days/year ANNUAL UTILIZATION $5 - 8m m ANNUAL R E V E N U E $3 - 5mm ANNUAL OPERATING INCOME $4 - 7m m CAPEX Source: Nauticus Business Plan. Management Estimates.

32 RAAS BUSINESS MODEL CAUSES MARGINS TO INCREASE OVER TIME $1 0 $202 $(6) $0 $31 $111 $23 1% $95 33% 55% 60% 50% 40% 30% 20% 10% 0% - 1 0% $ 1 50 $ 1 00 $50 $0 - $50 $ 2 50 $ 2 00 2 0 21 2 0 23 Revenue and EBITDA ($mm) 2022 Revenue ($MM) E B I T D A 2024 EBITDA Margin % $50 $0 $ 1 50 $ 1 00 2 0 23 2 0 24 Revenue Pipeline ($mm) Revenue Pipeline 2022 C o mm i tt e d L O I s / M O U s Uncommitted Other % Revenue Committed $ 2 5 0 % R eve nu e C o mm itt e d + P i p e li n e $200 132% 257% 202 2 R eve nue Forecast 2021 C o mm i tt e d O r d e r s Uncommitted Comm Services 48% 78% 21% 88% 59% 98% 46% 31% 15% 8% 0% 20% 19% 41% 40% 35% 8 0% 6 0% 1 0 0% 2% 2 0 21 5% 2 0 22 20% 17% 4% 2024 Gross Profit Mix Over Time Commercial Services/Svc Contracts Defense & Ports 2023 Commercial Sales/Leases SW Licensing 2 18 1 5 2 1 2 3 4 0 5 10 25 20 15 Annual Vehicle Build Schedule 2022 2023 2024 Commercial Services Commercial Sales/Leases Defense & Ports Cumulative 30 Commercial Services Fleet 2 7 25 $8

TRANSACTION STRUCTURE DETAIL

TRANSACTION STRUCTURE

The transaction is expected to close in Q2 2022

Post-closing, the combined company will be listed on the Nasdaq as KITT

VALUATION

Pre-money Equity Value $300mm, Pro Forma Equity Value $561mm [2] (assuming no redemption, $73mm PIPE [2]) and Pro Forma Enterprise Value of $377mm

Implies attractive entry multiples of 4.0x 2023 Revenue and 12.2x 2023 EBITDA; 1.9x 2024 Revenue and 3.4x 2024 EBITDA

Proceeds from the transaction will be used to capitalize the balance sheet with $222mm in cash [2], which will be used to accelerate the growth of the business from its base plan

CAPITAL STRUCTURE

The transaction will be funded by a combination of $174mm cash held in trust and $73mm [2] in PIPE proceeds through issuance of common shares and convertible notes [1]

All-primary transaction; existing Nauticus shareholders are rolling 100% of their equity and will own ~53% of the pro forma equity at closing

Nauticus' shareholders are anchoring the PIPE with significant additional investment

Additional earnouts in the form of $75mm in equity to align incentives between management and investors

- 50% earned at $15.00/share anytime after closing and before the 5-year anniversary
- 25% earned at $17.50/share anytime after closing and before the 5-year anniversary
- 25% earned at $20/share after the 1-year anniversary of closing but before the 5-year anniversary

SOURCES AND USES [2]

($ in millions)

Transaction Sources		Transaction Uses	
Nauticus Equity Rollover	$300	Stock to existing Nauticus shareholders	$300
Cash from SPAC	$174	Capital required to execute business plan	$50
Rights to SPAC	$9	Rights to SPAC	$9
Cash from PIPE (common)	$35	Surplus cash on balance sheet	$172
Cash from PIPE (convertible notes)	$38	Founder shares	$43
Founder Shares	$43	Estimated Transaction Expense	$25
Total Sources	**$599**	**Total Uses**	**$599**

The transaction will fully fund Nauticus's business plan, and provide an additional $172 million of cash to the balance sheet - leaving ample room to accelerate growth

PRO FORMA VALUATION AND OWNERSHIP [2]

($ in millions)

Pro Forma Valuation	
Share Price	$10.00
Pro forma shares outstanding (mm)	56.1
Pro Forma Equity Value	**$561**
Plus convertible notes	38
Less: cash to balance sheet	(222)
Pro Forma Enterprise Value	**$377**

Ownership	
Nauticus Equity Rollover	53%
Shares to SPAC	33%
Shares to PIPE	6%
Shares to SPAC sponsor	8%



PIPE 6%
Sponsor 8%
SPAC 33%
Nauticus 53%

Notes: 1. Convertible Notes issued at 25% conversion premium to common stock; 6% interest (with PIK option at a 10% discount); warrants at $20/share

2. PIPE includes $35.3mm common shares and $37.5mm convertible notes

nauticus robotics | 33

PUBLIC COMPARABLE UNIVERSE FOR NAUTICUS

Comps	Category	Companies	Considerations
PRIMARY COMPS	Recent Pure-Play RaaS de-SPACs	SARCOS, BERKSHIRE GREY	✓ Most comparable from a business model standpoint (RaaS) ✓ Similar growth trajectory – More hard-tech and less software/AI focused compared to Nauticus
SECONDARY COMPS	Robotics & Automation	KEYENCE, INTUITIVE, SIASUN, HEXAGON, ABB, TELEDYNE, COGNEX, AMETEK, FANUC, Rockwell Automation	✓ Comparable broad mega trends on automation – Not direct competitors – Lower growth, established companies
	Disruptive Category Creators	TESLA, UBER, AUTODESK, Palantir, sunrun, PROTOLABS	✓ Disruptors in their industries with significant first-mover advantage – Unrelated end markets – Larger scale and brand recognition
	Recent All-Electric Autonomous Platforms de-SPACs	OUSTER, INNOVIZ, LILIUM, Faraday Future, ARRIVAL, PROTERRA, LUMINAR, Velodyne Lidar, CANOO	✓ Expanding industry driven by technological adoption ✓ Similar growth trajectory – End markets primarily mobility – Higher capital intensity
	Recent Energy Transition & Clean tech de-SPACs	EVgo, ESS, chargepoint, QuantumScape	✓ Expanding industry driven by technological adoption ✓ Similar growth trajectory – Majority of companies are pre-revenue and EBITDA-negative

nauticus robotics | 34

- 10% 10% 0% 20% 30% 40% 50% 60% 70% 0% 50% 100% 150% 200% 250% 202 4 E B I TD A M a r g i n 2021 - 2024 CAGR - Revenue Re c e n t P u r e - P l a y RaaS de - SPACs Robotics & A u t o ma t i o n D i s r u p t i ve Ca t e g o r y Creators Re c e n t A ll - E l e c t r i c Autonomous Platforms de - SPACs Recent Energy Transition & Clean - Tech De - SPACs Top quartile Revenue Growth Top Quartile EBITDA Margin N o t e s : Companies with significantly negative 2024E EBITDA margins were excluded: Canoo ( - 19%), Lilium ( - 365%), QuantumScape ( - 2,219%) Revenue CAGR is 2021 - 2024 when all data points in the range are available. In cases where all data points are not available, the companies were removed from the data set ESS Tech. Revenue CAGR of 555% is shown at the highest point (250%) of X - axis N a u t i c u s r a n k s i n t h e t o p qu a rt il e o f b o th Re v e n u e Gr o w t h a n d E B I T D A Ma r g i n 35 O P E R A T I O N A L B E N C H M A R K I N G

Positive 22. 5 x 59. 7 x 0 x N ET / C T R& A DCC AE / AP 12. 2 x Negative 22. 5 x 38. 4 x 28. 5 x N SA R C O S BE RK S H IRE ET / C T R& A DCC AE / AP 2022E 2023E 3. 4 x 33. 0 x Negative 35 .0 x 18. 4 x 29. 9 x 28. 5 x N ET / C T R& A DCC AE / AP 2024E Source: Capital IQ, SEC filings and company disclosures; Nauticus projected figures per internal forecast N o t e s : M a r k e t d a t a a s o f N o ve m b e r 15 , 202 1 ET/CT= Recent Energy Transition & Clean - Tech de - SPACs, R&A= Robotics & Automation, DCC= Disruptive Category Creators, AE/AP= Recent All - Electric A u t o n o m o u s P l a t f o r m s d e - S P A C s Pr i m a r y R aa S Co m p s S e c o n d a r y Co m p s Negative Negative Negative Negative See note 2 36 V A L U A T I ON B E N C H M A R K I N G : E V / E B I T D A 1 Based on Nauticus enterprise value of $377mm at $10/share 2 In 2023, only one of the four companies (ESS Tech) in the ET/CT category have a positive EBITDA and it is negligible to the point that it implies an EV/EBITDA multiple of 877.5x Negative

V A L U A T I ON B E N C H M A R K I N G : E V / R E V E N U E 16. 1 x 154. 8 x 12. 7 x 45. 6 x 5. 5 x 12. 8 x 19. 9 x N ET/CT R & A DCC AE/AP 4. 0 x 25. 8 x 5. 8 x 13. 4 x 5. 2 x 9. 8 x 5. 2 x N ET/CT R & A DCC AE/AP 2022E 2023E 2024E P r i m a r y R aa S C o m p s Se c o n d a r y C o m ps Source: Capital IQ, SEC filings and company disclosures; Nauticus projected figures per internal forecast Notes: Market data as of November 15, 2021 ET/CT= Recent Energy Transition & Clean - Tech de - SPACs, R&A= Robotics & Automation, DCC= Disruptive Category Creators, AE/AP= Recent All - Electric Autonomous Platforms de - SPACs 1 Based on Nauticus enterprise value of $377mm at $10/share 37 1. 9 x 7. 2 x 2. 7 x 9. 9 x 5. 8 x 8. 2 x 2. 5 x N ET / C T R& A DCC AE / AP

EV/2023E EBITDA EV/2024E EBITDA $377 $1 , 509 $905 $915 $1 , 830 $2 , 198 $1099 $2 , 361 $3 , 148 3x - 6x M i d p o i n t Tr a d e - up 264% 20x - 40x Midpoint Tr a d e - up 354% 15x - 20x Midpoint Tr a d e - up 641% 6 x - 10 x Midpoint Tr a d e - up 220% IM P L I E D E N T E R P R IS E V A L U E Transaction Value EV/2023E Revenue EV/2024E Revenue Source: Capital IQ, SEC filings and company disclosures; Nauticus projected figures per internal forecast Notes: Market data as of November 15, 2021 Based on Nauticus enterprise value of $377mm at $10/share 38 ENTERPRISE VALUE SENSITIVITIES ($ in millions)

SELECTED PUBLIC COMPARABLE COMPANIES

($ in millions, except per share val.)

Company	Share price as of 11/15/2021	% 52-week high	Equity Value ($mm)	Ent. Value ($mm)	EV / EBITDA CY'22E	EV / EBITDA CY'23E	EV / EBITDA CY'24E	EV / EBITDA CY'25E	EV / EBITDA CY'26E	EV / Revenue CY'22E	EV / Revenue CY'23E	EV / Revenue CY'24E	EV / Revenue CY'25E	EV / Revenue CY'26E	Revenue Growth CY'22E	Revenue Growth CY'23E	Revenue Growth CY'24E	Revenue Growth CY'25E	Revenue Growth CY'26E	EBITDA margin CY'22E	EBITDA margin CY'23E	EBITDA margin CY'24E	EBITDA margin CY'25E	EBITDA margin CY'26E
Nauticus Robotics	$10.00	n/a	561	377	1503.9x	12.2x	3.4x	1.3x	0.7x	16.1x	4.0x	1.9x	0.7x	0.5x	131%	303%	114%	155%	55%	1%	33%	55%	56%	64%
Robotics & Automation																								
Keyence	¥71,490.00	94%	152,170	144,041	37.4x	33.6x	29.6x	26.0x	n/a	21.1x	19.1x	17.1x	15.2x	13.8x	12%	11%	12%	12%	10%	56%	57%	58%	59%	n/a
Intuitive Surgical	$353.56	96%	126,305	122,221	44.0x	39.0x	33.9x	31.7x	28.6x	19.0x	16.7x	14.6x	13.5x	13.2x	14%	14%	14%	8%	2%	43%	43%	43%	43%	46%
ABB	CHF 32.24	93%	69,703	73,360	14.0x	12.9x	10.9x	10.4x	n/a	2.4x	2.3x	2.2x	2.2x	2.2x	5%	5%	6%	1%	(1)%	17%	18%	20%	21%	n/a
Fanuc	¥23,595.00	79%	39,723	34,491	14.5x	13.9x	13.2x	13.4x	n/a	4.9x	4.9x	4.7x	4.5x	4.1x	13%	(1)%	6%	4%	9%	34%	36%	36%	34%	n/a
Hexagon	SEK 136.80	90%	42,080	44,404	21.4x	19.8x	16.5x	14.9x	n/a	8.1x	7.6x	6.9x	6.0x	n/a	11%	7%	10%	14%	n/a	38%	38%	42%	40%	n/a
Rockwell Automation	$335.06	95%	38,861	42,896	23.6x	21.5x	19.8x	18.0x	n/a	5.1x	4.9x	4.7x	4.5x	4.3x	16%	4%	4%	5%	4%	22%	23%	24%	25%	n/a
Ametek	$140.09	98%	32,406	34,877	19.7x	18.7x	n/a	n/a	n/a	5.8x	5.5x	n/a	n/a	n/a	9%	5%	n/a	n/a	n/a	29%	30%	n/a	n/a	n/a
Cognex	$83.16	82%	14,703	14,337	37.0x	30.9x	29.0x	26.2x	n/a	12.6x	11.1x	10.1x	8.8x	n/a	12%	14%	10%	14%	n/a	34%	36%	35%	34%	n/a
Teledyne	$443.84	95%	20,707	24,759	18.9x	17.6x	17.0x	16.0x	n/a	4.5x	4.3x	4.0x	3.8x	n/a	19%	6%	6%	5%	n/a	24%	24%	24%	24%	n/a
Siasun	CNY 10.20	71%	2,477	2,516	74.3x	51.5x	n/a	n/a	n/a	4.3x	3.9x	n/a	n/a	n/a	17%	11%	n/a	n/a	n/a	6%	7%	n/a	n/a	n/a
	Mean	**89%**	**53,914**	**53,790**	**30.5x**	**25.9x**	**21.2x**	**19.6x**	**28.6x**	**8.8x**	**8.0x**	**8.0x**	**7.3x**	**7.5x**	**13%**	**7%**	**8%**	**8%**	**5%**	**30%**	**31%**	**35%**	**35%**	**46%**
	Median	**93%**	**39,292**	**38,886**	**22.5x**	**20.6x**	**18.4x**	**17.0x**	**28.6x**	**5.5x**	**5.2x**	**5.8x**	**5.3x**	**4.3x**	**13%**	**6%**	**8%**	**7%**	**4%**	**32%**	**33%**	**35%**	**34%**	**46%**
Disruptive Category Creators																								
Tesla	$1,013.39	81%	1,019,895	1,015,399	65.7x	47.7x	35.8x	28.7x	23.3x	14.3x	11.3x	9.5x	8.0x	4.5x	39%	27%	19%	19%	77%	22%	24%	26%	28%	19%
Uber	$43.61	68%	84,609	89,686	59.7x	24.2x	14.9x	10.2x	9.3x	3.6x	2.9x	2.4x	2.1x	1.6x	46%	26%	19%	15%	33%	6%	12%	16%	20%	17%
Autodesk	$326.39	95%	71,757	72,917	35.7x	29.0x	24.0x	21.1x	19.1x	14.0x	12.2x	10.7x	9.5x	8.6x	19%	15%	14%	13%	11%	39%	42%	45%	45%	45%
Palantir	$23.41	52%	46,933	44,662	81.0x	60.0x	n/a	n/a	n/a	22.6x	17.5x	n/a	n/a	n/a	29%	29%	n/a	n/a	n/a	28%	29%	n/a	n/a	n/a
Sunrun	$57.96	57%	11,998	19,286	negative	940.4x	108.8x	61.2x	n/a	10.6x	9.3x	8.2x	7.4x	n/a	15%	15%	14%	10%	n/a	(5)%	1%	8%	12%	n/a
C3.ai	$48.28	26%	5,026	3,931	negative	negative	n/a	n/a	n/a	12.8x	9.8x	5.0x	3.3x	2.5x	35%	30%	98%	51%	32%	(33)%	(21)%	n/a	n/a	n/a
Proto Labs	$58.30	20%	1,608	1,532	16.1x	10.7x	n/a	n/a	n/a	2.9x	2.6x	n/a	n/a	n/a	9%	12%	n/a	n/a	n/a	18%	24%	n/a	n/a	n/a
	Mean	**57%**	**177,404**	**178,202**	**51.6x**	**185.4x**	**45.9x**	**30.3x**	**17.2x**	**11.6x**	**9.4x**	**7.1x**	**6.1x**	**4.3x**	**27%**	**22%**	**33%**	**22%**	**38%**	**11%**	**16%**	**24%**	**26%**	**27%**
	Median	**57%**	**46,933**	**44,662**	**59.7x**	**38.4x**	**29.9x**	**24.9x**	**19.1x**	**12.8x**	**9.8x**	**8.2x**	**7.4x**	**3.5x**	**29%**	**26%**	**19%**	**15%**	**33%**	**18%**	**24%**	**21%**	**24%**	**19%**
Recent All-Electric Autonomous Platforms de-SPACs (Current Trading)																								
Faraday Future	$9.11	44%	2,955	5,041	negative	negative	33.2x	3.9x	n/a	17.2x	2.0x	0.8x	0.3x	n/a	n/a	768%	134%	148%	n/a	(185)%	(18)%	3%	9%	n/a
Canoo	$8.45	34%	2,016	1,616	negative	negative	negative	176.3x	10.0x	30.9x	2.4x	1.2x	0.8x	0.6x	n/a	1,170%	96%	54%	41%	(649)%	(58)%	(19)%	0%	6%
Velodyne Lidar	$6.83	22%	1,342	1,036	negative	negative	23.8x	n/a	n/a	10.9x	5.7x	2.5x	n/a	n/a	46%	91%	130%	n/a	n/a	(107)%	(43)%	10%	n/a	n/a
Ouster	$7.58	43%	1,301	1,092	negative	negative	negative	10.1x	n/a	12.5x	4.6x	2.7x	1.2x	n/a	163%	169%	70%	134%	n/a	(83)%	(17)%	(6)%	12%	n/a
Innoviz	$6.00	34%	802	480	negative	negative	34.3x	2.9x	n/a	22.7x	7.8x	2.2x	0.9x	n/a	165%	190%	260%	149%	n/a	(412)%	(120)%	6%	30%	n/a
Arrival	$13.52	36%	8,388	8,120	negative	65.2x	10.2x	2.8x	n/a	80.7x	6.3x	2.6x	0.7x	n/a	n/a	1,190%	142%	283%	n/a	(165)%	10%	25%	24%	n/a
Lilium	$9.75	63%	2,766	2,706	negative	negative	negative	negative	63.8x	n/a	n/a	38.3x	4.1x	1.3x	n/a	n/a	n/a	841%	207%	negative	negative	(365)%	(32)%	2%
Luminar	$21.99	46%	7,904	7,399	negative	negative	916.8x	30.5x	n/a	186.8x	56.3x	18.5x	9.3x	7.6x	27%	232%	204%	99%	23%	(390)%	(99)%	2%	31%	n/a
Proterra	$12.51	40%	2,731	2,122	negative	276.5x	11.2x	3.9x	n/a	5.1x	2.9x	1.5x	0.8x	n/a	72%	77%	97%	77%	n/a	(16)%	1%	13%	21%	n/a
	Mean	**40%**	**3,356**	**3,290**	**n/a**	**170.9x**	**171.6x**	**32.9x**	**36.9x**	**45.8x**	**11.0x**	**7.8x**	**2.3x**	**3.2x**	**94%**	**486%**	**142%**	**223%**	**90%**	**(251)%**	**(43)%**	**(37)%**	**12%**	**4%**
	Median	**40%**	**2,731**	**2,122**	**n/a**	**170.9x**	**28.5x**	**3.9x**	**36.9x**	**19.9x**	**5.2x**	**2.5x**	**0.8x**	**1.3x**	**72%**	**211%**	**132%**	**141%**	**41%**	**(175)%**	**(31)%**	**3%**	**16%**	**4%**
Recent Energy Transition and Clean-Tech de-SPACs (Current Trading)																								
EVGo	$16.19	67%	4,283	3,788	negative	negative	56.6x	21.4x	11.4x	67.4x	24.9x	11.2x	6.5x	3.9x	166%	171%	122%	71%	67%	(94)%	(5)%	20%	31%	34%
ESS Tech	$15.26	53%	2,061	1,755	negative	877.5x	13.4x	4.9x	2.4x	45.6x	5.8x	2.3x	1.1x	0.7x	1,309%	690%	152%	105%	55%	(112)%	1%	17%	23%	30%
Chargepoint	$26.93	54%	8,750	8,156	negative	negative	negative	87.5x	24.0x	22.1x	13.4x	8.7x	6.7x	5.5x	60%	65%	55%	30%	21%	(43)%	(19)%	(1)%	8%	23%
QuantumScape	$40.58	31%	17,149	15,675	negative	negative	negative	negative	negative	n/a	n/a	1544.3x	449.8x	66.0x	n/a	n/a	n/a	243%	582%	negative	negative	(2,219)%	(602)%	(52)%
	Mean	**51%**	**8,061**	**7,344**	**n/a**	**877.5x**	**35.0x**	**37.9x**	**12.6x**	**45.0x**	**14.7x**	**391.6x**	**116.0x**	**19.0x**	**512%**	**309%**	**110%**	**112%**	**181%**	**(83)%**	**(8)%**	**(546)%**	**(135)%**	**9%**
	Median	**54%**	**6,516**	**5,972**	**n/a**	**877.5x**	**35.0x**	**21.4x**	**11.4x**	**45.6x**	**13.4x**	**9.9x**	**6.6x**	**4.7x**	**166%**	**171%**	**122%**	**88%**	**61%**	**(94)%**	**(5)%**	**8%**	**15%**	**27%**
Recent Pure-Play RaaS de-SPACs (Current Trading)																								
Sarcos Robotics	$8.70	74%	1,197	960	negative	negative	33.0x	3.6x	1.6x	154.8x	25.8x	7.2x	1.9x	1.0x	12%	501%	255%	279%	96%	(657)%	(80)%	22%	52%	59%
Berkshire Grey	$6.59	49%	1,514	1,310	negative	negative	n/a	n/a	n/a	12.7x	5.8x	2.7x	1.4x	n/a	112%	119%	117%	86%	n/a	(105)%	(36)%	n/a	n/a	n/a
	Mean	**61%**	**1,355**	**1,135**	**n/a**	**n/a**	**33.0x**	**3.6x**	**1.6x**	**83.8x**	**15.8x**	**5.0x**	**1.7x**	**1.0x**	**62%**	**310%**	**186%**	**182%**	**96%**	**(381)%**	**(58)%**	**22%**	**52%**	**59%**
	Median	**61%**	**1,355**	**1,135**	**n/a**	**n/a**	**33.0x**	**3.6x**	**1.6x**	**83.8x**	**15.8x**	**5.0x**	**1.7x**	**1.0x**	**62%**	**310%**	**186%**	**182%**	**96%**	**(381)%**	**(58)%**	**22%**	**52%**	**59%**

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FEEDBACK AND TESTIMONIALS

Fortune 500 companies have validated Nauticus' approach. Example feedback:

Major X

"Nauticus' products such as Aquanaut and electric manipulators are viewed within [X] as technological developments 'ahead of the curve' of technology availability, breaking new ground in vision and operation. These technologies fully support [X]'s vision toward full automation, remote control and eventual unmanned operations –with all the benefits that delivers, such as lowering CO2, risk, economics while also presenting exciting new areas of technology and 'ways of working' that will facilitate recruitment and retention of a new generation of personnel. Such remotely operated systems support both Oil & Gas infrastructure IMR, but also renewables and are hence of great interest to [X] as we also transition. Deployment of underwater vehicles such as the Aquanaut that offer greater functionality than a simple suite of geophysical sensors, aligns with our vision statement how such operations may be conducted."

Major Y

"This [Aquanaut] technology is an enabler. It's an enabler for unlocking new ways of working, transforming the way we're working and, not least, reducing CO_2 footprint and increasing competitiveness on the Norwegian Continental Shelf and internationally. We can move more of the task onshore, move people onshore closer to their homes."

"Drones in general and underwater drones especially, are very important to us when it comes to achieving our goals. It is vital to work safely and to be able to reduce staff at our facilities and work more efficiently, as well as reducing our carbon footprint."

Major Z

"[Z]'s vision for the future of subsea operations includes autonomous solutions for inspection and maintenance. An AUV/ROV that can perform its tasks without the need for an umbilical would be a great advancement and could gain a huge market on subsea IMR segment. The objective is to eliminate the need of a manned surface vessel (high cost, gas emission, …), and any solution that complies with this goal is achieving our vision for the future on subsea operations. "

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STRATEGIC ADVISORS



DR. MICHAEL GRIFFIN
Former Administrator of NASA and former Under Secretary of Defense R&E



DR. DAVID KILCULLEN
Founder, Corderilla Group & Prof. at Arizona State



DR. MARC RAIBERT
Founder, Chairman of Boston Dynamics



DR. MARCIE O'MALLEY
Thomas Michael Panos Family Professor in Mechanical Engineering at Rice University



DR. LISA PORTER
Former Deputy Under Secretary of Defense for R&E, founding Director of IARPA



JOHN GIBSON
Former President of Halliburton Energy Services



WOGBE OFORI
Former SVP of Worldwide Airports, Inc and Founder of 360 Approach



DR. IAIN COOPER
Former Manager of Corporate Venturing at Schlumberger and CEO of Seekops



GENERAL (RET.) ROBERT NELLER
Former Commandant of the Marine Corp.

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